UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2018

Nanometrics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 545-6000

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of 2017 Bonuses for Executive Officers

On February 23, 2018 (February 28, 2018, with respect to Dr. Lesaicherre) the Compensation Committee (the “Committee”) of the Board of Directors of Nanometrics Incorporated approved the 2017 bonuses for the following former and current executive officers of Nanometrics:

Executive Officer	Title	2017 Bonus
Pierre-Yves Lesaicherre	President and Chief Executive Officer	$52,885*
Timothy J. Stultz, Ph.D.	Former President and Chief Executive Officer	$485,000
Dr. S. Mark Borowicz	Former Executive Vice President, Business Operations	$180,420
Janet Taylor	General Counsel	$122,220
Kevin Heidrich	Senior Vice President, Corporate Development	$116,982
Rollin Kocher	Senior Vice President, Sales and Marketing	$154,715

*  Dr. Lesaicherre joined the Company on November 27, 2017, and pursuant to the terms of his employment agreement his bonus is prorated for the portion of 2017 in which he was employed by the Company.

Approval of 2018 Base Salaries and Target Bonuses for Executive Officers

On February 23, 2018, the Committee approved the following 2018 salaries and target bonuses for the following executive officers of Nanometrics:

Executive Officer	Title	2018 Base Salary	2018 Target Bonus as a Percentage of Base Salary
Janet Taylor	General Counsel	$300,000	50%
Kevin Heidrich	Senior Vice President, Corporate Development	$280,000	45%
Rollin Kocher	Senior Vice President, Sales and Marketing	$310,000	60%

Grant of Performance-Based Vesting Stock Units to Executive Officers

On February 23, 2018, the Committee granted to Rollin Kocher, Senior Vice President, Sales and Marketing, performance-based vesting stock units (“PSUs”) to acquire 7,270 shares of Nanometrics common stock pursuant to the Nanometrics Incorporated 2005 Equity Incentive Plan (the “Plan”).  The PSUs will vest in three equal tranches over one, two and three years, subject to the stock performance of Nanometrics common stock achieving specified levels.  The number of shares that will vest if the target vesting criteria are met is 4,847 shares; Mr. Kocher can acquire up to 150% of the target number of share if the vesting criteria are met at specified levels in excess of the target vesting criteria.

Grant of Restricted Stock Units to Executive Officers

On February 23, 2018, the Committee granted to the following executive officers of Nanometrics restricted stock units (“RSUs”), each RSU representing the right to be issued one (1) share of Nanometrics common stock upon vesting, pursuant to the Plan, as set forth below. The RSUs vest with respect to 1/3 of the shares on each anniversary of the date of grant.

Executive Officer	Title	Number of RSUs
Janet Taylor	General Counsel	16,482
Kevin Heidrich	Senior Vice President, Corporate Development	12,604
Rollin Kocher	Senior Vice President, Sales and Marketing	19,391

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanometrics Incorporated

Dated: March 1, 2018	By:	/s/ Janet Taylor
Janet Taylor General Counsel